Exhibit 99.1

Mangoceuticals Secures $2.5 Million Strategic Investment in MangoRx IP Holdings; Receives Initial $1.75 Million Tranche

Subsidiary-Level Investment Provides Capital to Advance Commercialization of the Company’s Antiviral Intellectual Property Portfolio with No Issuance of MGRX Common Stock

DALLAS, TEXAS, October 1, 2026 (GLOBE NEWSWIRE) – Mangoceuticals, Inc. (NASDAQ: MGRX) (“Mangoceuticals” or the “Company”), a company focused on developing, marketing, and selling health and wellness products through a secure telemedicine platform under the brands MangoRx and PeachesRx, today announced that its former wholly-owned subsidiary, MangoRx IP Holdings, LLC (“MangoRx IP”), has entered into subscription agreements with two strategic investors for an aggregate investment of $2.5 million directly into MangoRx IP, and has received the first tranche of $1.75 million due thereunder. Importantly, the investments are being made at the subsidiary level and do not involve the issuance of any shares of Mangoceuticals common stock, warrants or other securities of the publicly-traded parent company. Accordingly, the transactions do not increase the number of outstanding shares of Mangoceuticals or otherwise impact the Company’s public capitalization structure.

Under the terms of the agreements, the investors have committed to purchase an aggregate 25% membership interest in MangoRx IP for $2.5 million, payable in two tranches. The initial tranche consists of the equivalent of a 17.5% membership interest on a post-acquisition basis for $1.75 million, and the second tranche consists of the remaining 7.5% membership interest for $750,000, payable within 60 days following the initial closing, or by November 28, 2026, subject to the terms and conditions of the applicable subscription agreement.

We believe that the investment positions MangoRx IP to pursue opportunities across the full scope of its patent portfolio, which covers oral-surface administered preparations designed to help prevent illnesses acquired through the oral cavity and pharynx. In addition to poultry applications, we believe the technology has potential applications in livestock feed and water additives and in human oral-care formats, including toothpaste, mouthwash, lozenges, and oral sprays. According to Fortune Business Insights, the global oral care market was valued at approximately $34.8 billion in 2025, and the global feed additives market was valued at approximately $39.8 billion in 2025. The Company believes both markets are seeing growing demand for natural, non-antibiotic solutions, and that this breadth of application, supported by granted and pending patents across major markets, gives MangoRx IP multiple paths to potential monetization.

“We believe that this investment represents an important validation of the value we have built within MangoRx IP Holdings and provides us with additional capital to advance the next phase of commercialization, without issuing a single share of MGRX common stock,” said Jacob Cohen, Founder and Chief Executive Officer of Mangoceuticals. “We deliberately structured this investment at the subsidiary level to accomplish two key objectives: bring in strategic outside capital to help fund the commercialization of our intellectual property portfolio, while preserving the capital structure of Mangoceuticals and limiting dilution to our public shareholders. We also believe that having strategic investors aligned with MangoRx IP further strengthens our position as we pursue potential licensing, distribution and other commercialization opportunities.”

MangoRx IP owns the patent portfolio behind MGX-0024, the Company’s antiviral technology. The technology is protected in the U.S. under Patent No. 11,517,523, and corresponding national patents have been granted or are pending in the EU, Canada, China, India, Australia, and Japan.

The membership interests have been, and will be, offered and sold in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506(b) of Regulation D. They have not been registered under the Securities Act or any state securities laws, and they may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements. This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities.

About Mangoceuticals, Inc.

MangoRx is focused on developing a variety of men’s health and wellness products and services via a secure telemedicine platform. The Company currently offers pharmaceutical-based products specifically related to the treatments of erectile dysfunction, hair growth, hormone replacement therapies, and weight management. Interested consumers can use MangoRx’s telemedicine platform for a smooth experience. Prescription requests will be reviewed by a licensed medical provider and, if approved, fulfilled and discreetly shipped through MangoRx’s partner compounding pharmacy and right to the patient’s doorstep. To learn more about MangoRx’s mission and other products, please visit www.MangoRx.com.

Cautionary Note Regarding Forward-Looking Statements

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). These forward-looking statements represent the Company’s current expectations or beliefs concerning future events and can generally be identified using statements that include words such as “estimate,” “expects,” “project,” “believe,” “anticipate,” “intend,” “plan,” “foresee,” “forecast,” “likely,” “will,” “target,” “up to” or similar words or phrases. These forward-looking statements include, but are not limited to, the timing and receipt of the second tranche of subscription funds discussed above, the use of the proceeds of the investments and the outcome thereof; the commercialization and monetization of MangoRx IP’s intellectual property; the review and evaluation of strategic transactions and their impact on shareholder value; the process by which the Company engages in evaluation of strategic transactions; the outcome of potential future strategic transactions and the terms thereof; macroeconomic, industry and market conditions, including inflation, interest rate volatility, recessionary trends, financial market disruptions, changes in regulatory or political environments, and other factors beyond the Company’s control that could adversely affect its business, financial condition and results of operations; our ability to meet the continued listing requirements of Nasdaq and maintain the listing of our common stock on Nasdaq, including as a result of our current non-compliance with certain listing standards relating to our stock price; our ability to successfully undertake a crypto treasury strategy in the future; risks related to the significant number of shares in the public float, our share volume, the effect of sales of a significant number of shares in the marketplace; dilution caused by offerings; conversion of outstanding shares of preferred stock and the rights and preferences thereof; the fact that we have a significant number of outstanding warrants to purchase shares of common stock and other convertible securities, the resale of which underlying shares have been registered under the Securities Act of 1933, as amended; dilution caused by exercises/conversions thereof, overhang related thereto, and decreases in the trading price of our common stock caused by sales thereof; our ability to build and maintain our brands; cybersecurity, information systems, fraud and website risks; compliance with applicable laws and regulations affecting our operations, products, marketing, manufacturing, labeling and distribution; shipping, production and supply chain delays; reliance on third parties for prescribing, compounding and other key services; product safety risks; geopolitical conditions, including pandemics, acts of war, tariffs and trade disruptions; protection of intellectual property; our ability to attract and retain key personnel; potential stock overhang and volatility in the trading price of our common stock; and consumer sentiment and discretionary spending trends. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved. Consequently, you should not consider any such list to be a complete set of all potential risks and uncertainties.

More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, and subsequent reports. These filings are available at www.sec.gov and at our website at https://www.mangoceuticals.com/sec-filings. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

FOR INVESTOR RELATIONS

Mangoceuticals Investor Relations

Email: investors@mangorx.com